EXHIBIT 99.1
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                       SEPARATION AND SETTLEMENT AGREEMENT


           This Separation and Settlement Agreement ("Agreement") is made, entered into and effective as of August 14, 2003 (the "Resignation Date"), by and among WESTPOINT STEVENS INC. (the "Company"), a Delaware corporation with its principal place of business in West Point, Georgia; HOLCOMBE T. GREEN, JR. ("Executive"), an individual resident of the State of Georgia; HTG CORP., a Georgia corporation with its principal place of business in Atlanta, Georgia ("HTG"); and VYTECH HOLDINGS, INC., a Delaware corporation with its principal place of business in Anderson South, Carolina ("Vytech").

                                   WITNESSETH:

           WHEREAS, the Company and Executive are parties to an Employment Agreement, dated July 1, 2000 (the "Employment Agreement), pursuant to which Executive serves as Chairman of the Board of Directors and the Chief Executive Officer of the Company;

           WHEREAS, the Employment Agreement has an effective term ending on the third anniversary of the date on which either party thereto provides written notice to the other party causing the Term of Employment (as defined therein) to cease extending automatically;

           WHEREAS, as of the Resignation Date, neither party has given such written notice, thus causing the Employment Agreement to have a minimum term from the Resignation Date of three years;

           WHEREAS, the Company and Executive nevertheless wish to provide in this Agreement for the resignation, as of the Resignation Date, by the Executive as the Chairman, and as a member, of the Board of Directors of the Company and as an employee of the Company, and from any and all offices of the Company, and every other position, office or directorship of every other entity for which Executive was serving at the request of the Company;

           WHEREAS, the Company is (a) a party to that certain letter agreement (the "HTG Agreement"), dated November 29, 2001, between the Company and HTG, an affiliate of the Executive, and (b) the beneficiary of that certain Guaranty Agreement (the "Guaranty"), dated November 29, 2001, and made by Vytech, an affiliate of the Executive;

           WHEREAS, in connection with the termination of the Employment Agreement, the Company and each of HTG and Vytetch wish to resolve, settle and/or compromise certain matters, claims and issues between them with respect to the HTG Agreement and the Guaranty, respectively;

           WHEREAS, the Company and Executive desire (a) to set forth the payments and benefits that Executive will be entitled to receive from the Company in connection with (i) his resignation from employment with the Company and (ii) his performance of certain services subsequent to the Resignation Date and (b) to resolve, settle and/or compromise certain matters, claims and issues between them, including without limitation, Executive's resignation from the offices he held and from his employment with the Company; and


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           WHEREAS, prior to the Resignation Date, the Company filed a Motion, styled Motion of Debtors for Order Pursuant to 11 U.S.C. ss. 363(b) and Bankruptcy Rule 9019(a) Authorizing Debtors' Entry Into Separation and Settlement Agreement with Holcombe T. Green Jr., to obtain the requisite approval of this Agreement by the United States Bankruptcy Court for the Southern District of New York (the "Court"), within the context of the Company's filing (Case No. 03-13532) for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), authorizing the Company to assume and enter into and perform this Agreement, and an order has been entered by the Court granting such Motion;

           NOW, THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Company and Executive hereby agree as follows:

           1. RESIGNATION. Executive hereby resigns, effective on the Resignation Date, his employment with the Company and its subsidiaries and related or affiliated companies, and his positions as Chairman, and member, of the Board of Directors of the Company and Chief Executive Officer of the Company. Executive further resigns, effective on the Resignation Date, from all other offices, positions or Committee memberships of the Company or its subsidiaries or related or affiliated companies which he may hold. The Company hereby consents to and accepts said resignations. It is understood and agreed that the Executive's resignation is by mutual agreement between Executive and the Company pursuant to the terms and conditions of this Agreement.

           2. TERMINATION OF EMPLOYMENT AGREEMENT. The Company and Executive covenant and agree that the Employment Agreement is hereby terminated and shall be of no further force or effect whatsoever, except for the provisions of
Section 9 of the Employment Agreement, "Restrictions on Conduct of the Executive," which shall survive such termination. In compromise and settlement of all of their respective obligations to one another under the Employment Agreement (including, without limitation, the obligation of the Company to make the severance payments, and provide the benefits, to Executive which are described in Paragraph 6 of the Employment Agreement), the Company and Executive hereby agree as follows:

           (a) On the Resignation Date, the Company will pay the Executive one million dollars ($1,000,000).

           3. RESIGNATION SERVICES.

           (a) From the Resignation Date through December 31, 2005, Executive agrees to make himself available, from time to time, during business hours, and upon reasonable notice, to perform consulting and other services for the Company, which services will be of a nature reasonably comparable with services performed by the Executive for the Company during his employment and agrees to make himself available to the Company for a minimum of 40 hours per calendar month.

           (b) The Company will reimburse Executive for any reasonable business expenses incurred incurred by Executive prior to the Resignation Data that are


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reimbursable pursuant to the Company's expense reimbursement policies. Executive shall be reimbursed by the Company for reasonable travel, lodging, telephone and similar expenses incurred in connection with the services provided in Section 3(a).

           4. COMPENSATION AND BENEFITS. As full compensation for the services to be provided by Executive to the Company pursuant to Section 3 of this Agreement, the Company shall pay Executive the following:

           (a) During and in respect of the period beginning on the Resignation Date and ending on December 31, 2003, the Company will pay the Executive a total of three hundred eighteen thousand seven hundred fifty dollars ($318,750.00), with such amount payable in equal semi-monthly installments. During and in respect of the calendar years 2004 and 2005, the Company will pay the Executive four hundred seventy-five thousand dollars ($475,000.00) per annum, with such amounts payable in equal semi-monthly installments.

           (b) Executive shall be paid in accordance with the Company's normal payroll cycle any base salary amount earned but unpaid as of the Resignation Date.

           (c) The Company shall be entitled to withhold from any amounts payable under this Agreement such amounts of payroll taxes and other similar deductions as are required by applicable law, rule or regulation of applicable governmental authorities, and shall withhold for payment to the appropriate tax authorities such additional amounts as otherwise directed by the Executive to be withheld and paid.

           (d) If the Executive becomes disabled such that he is prevented from complying with Section 2 of this Agreement, or is deceased at the time of any of the payments required pursuant to this Section 3, the obligations to make the payments to the Executive under this Agreement shall be immediately terminated as of the date of such disabling or death and no payments will be made.

           (e) Effective as of the Resignation Date, Executive shall cease participation in all employee benefit plans, funds, arrangements and policies of the Company, unless otherwise provided by law (e.g., continuation coverage under the medical plan in accordance with the Consolidated Omnibus Reconciliation Act of 1985, as amended ("COBRA")) or the terms of such plan, fund, arrangement or policy. Executive shall return possession and cease the use of all Company offices, airplanes and any other furniture and furnishings, including the contents of Executive's office, other than personal items and office furniture that the Company and Executive may choose to sell at a mutually agreeable price.

           5. CANCELLATION OF EMPLOYMENT AGREEMENT. The parties covenant and agree that the Employment Agreement, together with any other prior or subsequent agreements, whether oral or written, relating to the employment of the Executive with the Company, are hereby cancelled and shall be of no further force or effect whatsoever, and no sums shall be due Executive thereunder in connection with the resignations provided for herein or otherwise, except for the provisions of Section 9 of the Employment Agreement, "Restrictions on Conduct of the Executive," which shall survive such cancellation.



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           6. TERMINATION OF LETTER AGREEMENT AND GUARANTY. In furtherance of the settlement and compromise provided for herein, and as an inducement thereto and in consideration therefor, the Company and HTG hereby agree to the termination, as of the Resignation Date, of the HTG Agreement and of each of their respective obligations, of any nature whatsoever, thereunder and the Company and Vytetch hereby agree to the termination, as of the Resignation Date, of the Guaranty and each of the obligations, of any nature whatsoever, of Vytetch thereunder and that each of the HTG Agreement and the Guaranty shall be of no further force or effect whatsoever, and no sums shall remain due thereunder, and no obligations of any nature whatsoever thereunder shall survive this Agreement.

           7. INDEMNIFICATION BY COMPANY.

           (a) With respect to any actions, suits, claims, demands or other proceedings, based upon an alleged cause of action arising out of any action or inaction which Executive may have taken or failed to take on behalf of the Company or of its affiliated, related or subsidiary entities at any time on or prior to the Resignation Date in his capacity as an officer, director or employee of the Company or its affiliated, related or subsidiary entities and, in the event Executive shall, at any time subsequent to the date hereof, be subjected to any such action, suit, claim, demand or any other proceeding, Executive shall be:

                     (i) entitled to receive the benefit, in respect of any actions, suits, claims, demands or other proceedings, or of any actions, suits, claims, demands or other proceedings asserted against the Company, of any insurance coverage and protection under any director and/or officer liability insurance policy which is currently maintained by the Company or its affiliated, related or subsidiary entities and which is now available to any present or former executive officers or directors of the Company or its affiliated, related or subsidiary entities, or any insurance coverage and protection under any such policy which is hereafter maintained by the Company or its affiliated, related or subsidiary entities which is available to any then former executive officer or former director of the Company or its affiliated, related or subsidiary entities.

           provided, however that the Company shall not indemnify, nor provide insurance coverage to, the Executive if it is determined by a court of competent jurisdiction that the Executive is guilty of, or the Executive pleads nolo contendere to, criminal charges or the Executive is found by a court of competent jurisdiction to have committed fraud against the Company.

           (b) With respect to the foregoing rights of indemnification, the Company shall, and shall cause any affiliated, related or subsidiary entity to, cooperate fully with Executive in responding to or defending against any such action, suit, claim, demand or proceeding. Executive shall comply with the provisions of its certificate of incorporation or bylaws relating to advance of expenses.

           (c) Within 5 business days after receipt by Executive of notice of the commencement of any action, suit, claim, demand or proceeding described in the preceding paragraph, Executive shall, if a claim for indemnification in respect thereof is to be made by Executive against the Company hereunder, notify


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the Company in writing of the commencement thereof. In case any such action is brought against Executive, and he notifies the Company of the commencement thereof, the Company will be entitled, at its expense, to appoint counsel satisfactory to Executive to represent and defend Executive in such action; provided, however, that if the defendants in any such action include both Executive and the Company and if Executive and the Company, or counsel for the Company and Executive, shall have reasonably concluded that Executive may have interests adverse to the Company, Executive shall have the right to select separate counsel to defend such action on behalf of Executive and be reimbursed only to the extent provided for under the Company's existing insurance.

           8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As an inducement to the Executive to enter into this Agreement and consummate the transactions contemplated hereby, the Company represents and warrants to the Executive as follows:

           (a) The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware;

           (b) The Company has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and perform its obligations hereunder, all of which has been duly authorized by the Board of Directors of the Company. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms and conditions. The Company is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency or court, which has not been obtained, and has obtained all necessary authorizations from the Court (the Motion having been fully and finally approved) in order to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.

           (c) The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company will not result in a breach of, constitute default under, or require any notice under any agreement, contract, license or other arrangements to which the Company is a party by which it is bound, or any provisions of its certificate of incorporation or bylaws.

           9. REPRESENTATIONS AND WARRANTIES OF EXECUTIVE. As an inducement to the Company to enter into this Agreement and consummate the transactions contemplated thereby, the Executive represents and warrants to the Company that he has full power and capacity to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes a valid and legal binding obligation of Executive, enforceable according to its terms.

           10. NON-DISCLOSURE; STATEMENTS TO THIRD PARTIES.

           (a) Except as may be required by law, inclusive without limitation, the Bankruptcy Code and federal securities laws and regulations, all provisions of this Agreement and the circumstances giving rise hereto are and shall remain confidential and shall not be disclosed to any person not a party hereto other than (i) Executive's spouse and (ii) each party's attorney, financial advisor and/or tax advisor to the extent necessary for such advisor to render appropriate legal, financial and tax advice, and except as necessary to carry out the provisions of this Agreement.


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           (b) Because the purpose of this Agreement is to settle amicably any and all potential disputes or claims among the parties, neither Executive nor the Company shall, directly or indirectly, make or cause to be made any statements to any third parties criticizing or disparaging the other or commenting on the character or business reputation of the other. Executive further hereby agrees not to comment to others concerning the status, plans or prospects of the business of the Company.

           11. NOTICES. For all purposes of this Agreement, all communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered, addressed to the Company (to the attention of the Chief Executive Officer) at its principal executive offices and to Executive at his principal residence or to such other address as any party may have furnished to the other in writing and in accordance herewith. Notices of change of address shall be effective only upon receipt.

           12. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such modification, waiver or discharge is agreed to in writing signed by Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by any of the parties that are not set forth expressly in this Agreement and every one of them (if, in fact, there have been any) is hereby terminated without liability or any other legal effect whatsoever.

           13. ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall supersede all prior agreements, covenants, communications, understandings, commitments, representations or warranties, whether oral or written, by any party hereto or any of its representatives pertaining to such subject matter.

           14. EXPENSES. The Company and Executive shall each bear their own costs incurred in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated by this Agreement, provided that on the Resignation Date the Company shall reimburse the Executive for tax and legal advisors to the Executive in an amount up to fifty thousand dollars ($50,000.00), as requested by the Executive upon receipt of appropriate supporting documentation of such expenses.

           15. GOVERNING LAW. Any dispute, controversy, or claim of whatever nature arising out of or relating to this Agreement or breach thereof shall be governed by and under the laws of the State of Georgia. The parties agree that any and all disputes, controversies, or claims of whatever nature arising out of or relating to this agreement or breach thereof shall be resolved by a court of


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general jurisdiction in the State of Georgia, and the parties hereby consent to the exclusive jurisdiction of such court in any action or proceeding arising under or brought to challenge, enforce, or interpret any of the terms of this Agreement.

           16. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall nevertheless remain in full force and effect.

           17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Agreement.

           18. CAPTIONS AND SECTION HEADINGS. Captions and Section headings used herein are for convenience and are not part of this Agreement and shall not be used in construing it.

           19. FURTHER ASSURANCES. Each party hereto shall execute such additional documents, and do such additional things, as may reasonably be requested by the other party to effectuate the purposes and provisions of this Agreement.

           IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first set forth above.



                                           WESTPOINT STEVENS INC.



                                            By: /s/ M.L. Fontenot
                                               ---------------------------------
                                               M. L. Fontenot
                                               President



                                              /s/ Holcombe T. Green, Jr.
                                             -----------------------------------
                                             HOLCOMBE T. GREEN, JR.



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